Aaron Stein
Certified Public Accountant

981 Allen Lane
PO Box 406
Woodmere, NY 11598

May 21, 2010

To the Board of Directors and Audit Committee
Thrive World Wide, Inc.
638 Main Street
Lake Geneva, WI 53147

Gentlemen:

I am pleased to confirm my understanding of the services that I will provide for Thrive World Wide, Inc. (the "Company") for the year ended September 30, 2010.

I will review the financial statements of the Company to be included in the Company's Form 10-Q filings for the quarterly periods ended March 31, and June 30, 2010, in accordance with the standards of the Public Company Accounting Oversight Board (United States). My review will consist primarily of inquiries of company personnel and analytical procedures applied to financial data and I will require a representation letter from management. A review does not contemplate obtaining an understanding of the internal control structure or assessing control risk, tests of accounting records and responses to inquiries by obtaining corroborating evidential matter, and certain other procedures ordinarily performed during an audit. Thus, a review does not provide assurance that I will become aware of all significant matters that would be disclosed in an audit. My engagement cannot be relied upon to disclose errors, irregularities, or illegal acts, including fraud or defalcations that may exist. However, I will inform the appropriate level of management of any material errors that come to my attention and any irregularities or illegal acts that come to my attention, unless they are clearly inconsequential. I will not perform an audit of such financial statements, the objective of which is the expression of an opinion regarding the financial statements taken as a whole, and, accordingly, I will not express such an opinion on them. You agree to provide me with copies of the final drafts of the Forms 10-Q for my approval before they are filed.

I will audit the financial statements of the Company to be included in the Company's Form 10-K filing for the annual period ended September 30, 2010, for the purpose of expressing an opinion thereon. I will also audit the Company's internal control over financial reporting as of September 30, 2010, for the purpose of expressing an opinion thereon.

The financial statements are the responsibility of the Company's management. Encompassed in that responsibility is the establishment and maintenance of effective internal control over financial reporting, the establishment and maintenance of proper accounting records, the

selection of appropriate accounting principles, the safeguarding of assets, and compliance with relevant laws and regulations. Management is also responsible for making all financial records and related information available to me.

Management is also responsible for evaluating the effectiveness of the Company's internal control; providing a written assessment of the effectiveness of the Company's internal control over financial reporting as of the end of the year; notifying me of all deficiencies in the design or operation of internal control over financial reporting identified as part of management's evaluation, including separate disclosure of significant deficiencies and material weaknesses; describing to me any fraud resulting in a material misstatement of the financial statements and any other fraud involving senior management or employees who have a significant role in the Company's internal control; notifying me about whether control deficiencies identified and communicated by me to the audit committee during previous engagements have been resolved; and indicating to me whether there were any changes in internal control over financial reporting subsequent to the report date or other factors that might significantly affect internal control over financial reporting. If management does not fulfill these responsibilities, I will communicate in writing to the audit committee and management that I am unable to satisfactorily complete my audit of internal control and must disclaim an opinion.

My responsibility is to express an opinion on the financial statements and on the effectiveness of the internal control over financial reporting based on my audits, and is limited to the period covered by my audits. If circumstances preclude me from issuing an unqualified opinion, I will discuss the reasons with you in advance. If, for any reason, I am unable to complete either of the audits or I am unable to form or have not formed an opinion, I may decline to express an opinion or decline to issue a report as a result of the engagement.

I am responsible for conducting the audits of the financial statements and the internal control in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that I obtain reasonable rather than absolute assurance about whether the financial statements are free of material misstatement, whether caused by error or fraud. Accordingly, a material misstatement may remain undetected. Also, an audit of financial statements is not designed to detect error or fraud that is immaterial to the financial statements and an audit of internal control is not designed to disclose deficiencies in internal control over financial reporting that, individually or in combination, are less severe than a material weakness. Projections of any evaluation of the effectiveness of internal control over financial reporting to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate. I will inform you of all matters of fraud that come to my attention. I will also inform you of illegal acts that come to my attention, unless they are clearly inconsequential.

An audit of financial statements includes obtaining an understanding of internal control sufficient to plan the audit and to determine the nature, timing, and extent of audit procedures to be performed. I will plan and perform the audit of internal control over financial reporting to obtain reasonable assurance about the effectiveness of internal control over financial reporting. The audit will include procedures to obtain an understanding of internal control over financial reporting, assess the risk that a material weakness exists, test and evaluate the design and

operating effectiveness of internal control based on the assessed risk, and perform other procedures I consider necessary to obtain such assurance. At the conclusion of the audit, you agree to provide certain representations from management about the Company's internal control over financial reporting and related matters.

An audit of financial statements includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Accordingly, the areas and number of transactions selected for testing will involve judgment. An audit of financial statements also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. My procedures will include tests of documentary evidence supporting the transactions recorded in the accounts, and direct confirmation of certain assets and liabilities by correspondence with selected creditors, legal counsel, and banks. At the conclusion of my audit, I will request certain written representations from you about the financial statements and related matters.

The firm may from time to time, and depending on the circumstances, use third-party service providers to assist us with the audits of your financial statements and internal control. We may share confidential information about you with the service providers, but remain committed to maintaining the confidentiality and security of your information. The firm will remain responsible for the work provided by any such third-party service providers.

The Company's management is responsible for adjusting the financial statements to correct material misstatements and for affirming to me in the representation letter that the effects of any uncorrected misstatements aggregated by me during the current engagement and pertaining to the latest period presented are immaterial, both individually and in the aggregate, to the financial statements taken as a whole.

Regarding electronic filings with the SEC with which I am associated, you agree to provide me with proposed filings on a timely basis for my review and approval before filing. You also agree to provide me with a copy of the final document accepted by EDGAR.

The working papers for this engagement are the property of Aaron Stein, CPA and constitute confidential information. However, I may be requested to make certain working papers available to the PCAOB, SEC, or other regulators pursuant to the authority given to them by law or regulation.

Independence Standards Board Standard No. 1, *Independence Discussions with Audit Committees,* requires that I disclose to you in writing, at least annually all relationships between my firm and its related entities and your company and its related entities that in my professional judgment may reasonably be thought to bear on independence. I am not aware of any such relationships.

I confirm that my firm is independent of the Company within the meaning of the federal securities laws administered by the Securities and Exchange Commission.

As further required by Standard No. 1, I will be pleased to discuss the firm's independence with respect to the Company at any time.

I estimate that my fees for these services will be $18,000 for the annual audit of the financial statements, $4,000 for the audit of internal control, and $2,500 for each quarterly review. The Company will also be billed for travel and other out-of-pocket costs such as report production, word processing, postage, etc. The fee estimate is based on anticipated cooperation from your personnel and the assumption that unexpected circumstances will not be encountered. If significant additional time is necessary, I will discuss it with you and arrive at a new fee estimate before I expend the additional time. My invoices for these fees will be rendered periodically as work progresses and are payable on presentation. In accordance with firm policy, work may be suspended if your account becomes overdue and will not be resumed until your account is paid in full.

I appreciate the opportunity to be of service to you and believe this letter accurately summarizes the significant terms of our engagement. If you have any questions, please let me know. If you agree with the terms of my engagement as described in this letter, please sign the enclosed copy and return it to me, along with a check payable to Aaron Stein CPA in the amount of $2,500.

Very truly yours,

Aaron Stein,
Certified Public Accountant

Accepted and Agreed to:

By: Andrew J Schulman Pres

Date: 5/24/10